UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2017

TREX COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14649	54-1910453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Exeter Drive Winchester, Virginia	22603-8605
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (540) 542-6300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1 to the Current Report on Form 8-K/A is being filed by Trex Company, Inc. (“Trex”) to amend the Current Report on Form 8-K filed on July 31, 2017 (“Original Report”), to provide the disclosures required by Item 9.01 of Form 8-K that were previously omitted from the Original Report as permitted by Item 9.01(a)(4). Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 31, 2017, pursuant to the definitive asset purchase agreement with Staging Concepts Acquisition, LLC (“Seller”) and Stadium Consolidation, LLC, Seller’s primary member, Trex completed the acquisition of certain assets and assumed certain liabilities of Seller through its newly-formed, wholly-owned subsidiary, Trex Commercial Products, Inc.

In connection with the transaction, Trex filed the Original Report describing the acquisition. Trex amends and restates the Original Report to include the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K, which are filed as exhibits hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements and notes thereto of Stadium Consolidation, LLC and Subsidiary as of and for the year ended December 31, 2016 are attached hereto as Exhibit 99.1 and incorporated by reference. The unaudited condensed consolidated financial statements and notes thereto for the six months ended June 30, 2017 are attached hereto as Exhibit 99.2

(b) Pro Forma Financial Information.

The following information is attached hereto as Exhibit 99.3 and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Statement of Comprehensive Income for the six months ended June 30, 2017, and for the year ended December 31, 2016

(ii)	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2017

(iii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Information

(d) Trex Company, Inc. herewith files the following exhibits:

Exhibit Number	Description of Exhibit

23.1	Consent of Baker Tilly Virchow Krause, LLP, independent auditor for Stadium Consolidation, LLC and Subsidiary. Filed herewith.

99.1	Audited Consolidated Financial Statements of Stadium Consolidation, LLC and Subsidiary as of and for the year ended December 31, 2016. Filed herewith.

99.2	Unaudited Condensed Consolidated Financial Statements of Stadium Consolidation, LLC and Subsidiary as of and for the six months ended June 30, 2017. Filed herewith.

99.3	Pro Forma Condensed Combined Financial Information. Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: October 10, 2017	/s/ Bryan H. Fairbanks
Bryan H. Fairbanks
Vice President and Chief Financial Officer